PRELIMINARY COPY

                                 [May 1, 1996]


Dear Fellow Shareholders and Contractholders,

     You are cordially invited by the Directors of Aetna Generation Portfolios, Inc. (the "Fund"), on behalf of each of the Fund's investment portfolios (individually, a "Portfolio" and collectively, the "Generation Portfolios") to attend a Special Meeting of Shareholders on June 17, 1996 at 9:00 a.m. to consider several recommendations which are important to you and your Fund.

     Each of the matters to be voted at this meeting is reviewed in detail in the enclosed Notice and Proxy Statement, including (i) election of Directors,
(ii) a new advisory agreement for each Portfolio with a change in investment advisory fee paid by each Portfolio and (iii) a new sub-advisory arrangement for each Portfolio. The latter two recommendations are of particular importance to you.

     Over the past several years, the Aetna organization has conducted a thorough, strategic review of its investment operations with the objective of significantly modernizing and enhancing its capabilities. This review included an analysis of resources, pricing strategies and organizational structure in comparison to competitive practice and customer/market requirements. Significant enhancements have been made to date as a result of this study and this Special Meeting is to authorize further significant steps in this regard.

     As part of these enhancements, a number of highly qualified and experienced investment professionals with a breadth of different technical expertise have been hired to manage your Generation Portfolios under a new market-competitive compensation program. New quantitative research and analytical tools have been designed and implemented along with significant upgrades in data bases, information management and reporting systems to improve the depth of analysis capabilities, reduce risk and create quicker response time in volatile markets.

     After a comprehensive review of the (i) resources required to effectively manage your Generation Portfolios, (ii) the enhanced services provided by Aetna to the Generation Portfolios, and (iii) an in-depth analysis of competitive advisory fees, the Directors are recommending an increase in the management fee paid by the Generation Portfolios. The Directors believe the new advisory contract is fair to you, your Generation Portfolios, and Aetna and will assure for the future that essential financial resources are available to provide products responsive to market demands and competitive, high quality advisory services in increasingly complex financial markets.

     Please note that, in conjunction with this proposal, the Directors have approved a change to the Administrative Services Agreement between Aetna and each Portfolio, which sets a fixed fee to be paid to Aetna for each Portfolio's administrative costs. Under this new agreement, on an annualized basis, the total expenses of each Portfolio would be less than that charged in 1995.

     To further enhance the depth and quality of its investment advisory capabilities and better position itself competitively, the Aetna organization has decided to establish a single stand-alone investment management subsidiary to focus its advisory activities. As part of this strategic initiative, Aetna will combine its investment management operations ($22 billion of assets under management) with another Aetna affiliate, Aeltus Investment Management, Inc. ("Aeltus") which currently manages approximately $11 billion of total assets primarily for pension account clients. The combined entity will be called Aeltus, and it is proposed that Aeltus be appointed as sub-advisor to each Portfolio. This business structure is used by a number of investment providers in today's marketplace.

     Aeltus will bring to the combined entity more depth of personnel, additional effective styles of investment management and enhanced research and quantitative modeling capability. Further, through the combined larger entity, each Portfolio will benefit from such things as an enhanced ability to execute securities transactions.

     The Directors have carefully considered this combination of Aetna and Aeltus investment management operations and unanimously recommend that you approve the sub-advisory agreement with Aeltus. The Directors believe that the establishment of a focused, stand-alone investment management entity is in the best long-term interest of your Fund and each of its Portfolios.

     Your participation in this process is very important. If your contract is held in Aetna's Separate Account D, Aetna has no authority to vote shares attributable to your contract. Therefore, if Aetna does not receive any instructions from you, Aetna will abstain from voting these shares. If you cannot attend the meeting, you can vote by filing out the enclosed authorization card in the postage prepaid envelop provided. Please complete, sign, and return the enclosed card so that your shares will be represented. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

     If you have any questions related to the Special Meeting and/or this proxy, please call us at 1-800-___-____.

Sincerely,



Shaun P. Mathews
President

May 1, 1996                                                   PRELIMINARY COPY


                           NOTICE OF SPECIAL MEETING
                            of the Shareholders of

                       AETNA GENERATION PORTFOLIOS, INC.
                        Aetna Ascent Variable Portfolio
                      Aetna Crossroads Variable Portfolio
                        Aetna Legacy Variable Portfolio


A Special Meeting of the  Shareholders of Aetna  Generation  Portfolios,  Inc.
(the "Fund"), including each of its investment portfolios (individually, a "Portfolio" and collectively, the "Generation Portfolios"), will be held on June 17, 1996, at 9:00 a.m., Eastern time, at 151 Farmington Avenue, Hartford, Connecticut 06156-8962 for the following purposes:

          1. to elect nine Directors to serve until their successors are elected and qualified;

          2. to approve or disapprove a separate Subadvisory Agreement for each Portfolio, by and among the Fund, on behalf of each Portfolio, Aetna Life Insurance and Annuity Company ("Aetna") and its affiliate, Aeltus Investment Management, Inc.;

          3. to approve or disapprove a new separate Investment Advisory Agreement for each Portfolio, by and between the Fund, on behalf of each Portfolio, and Aetna, the Fund's current investment adviser;

          4. to transact such other business as may properly come before the meeting and any adjournments thereof.

          Shareholders of record at the close of business on April 30, 1996 are entitled to notice of and to vote at the meeting.



                                                Susan E. Bryant
                                                Secretary

                                  PRELIMINARY
                                PROXY STATEMENT
                                April 11, 1996


     This Proxy Statement is given to you to provide information you should review before voting on the matters listed on the Notice of Special Meeting on the previous page. Your vote is being solicited by the Board of Directors (the "Directors") of Aetna Generation Portfolios, Inc. (the "Fund"), on behalf of each of its investment portfolios (individually, a "Portfolio" and collectively, the "Generation Portfolios"), for a special meeting of shareholders to be held on June 17, 1996, and, if the meeting is adjourned, at any adjournment of that meeting, for the purposes listed on the Notice.

     This Statement describes the matters that will be voted on at the meeting. The solicitation of votes is made by the mailing of this Statement and the accompanying Proxy or authorization card on or about May 1, 1996. Aetna Life Insurance and Annuity Company ("Aetna") and its affiliates may contact contract holders and their representatives directly commencing in April 1996 to discuss the proposals described in this Statement. The expenses in connection with preparing this Statement and its enclosures and of all solicitations will be paid by Aetna, the Fund's investment adviser.

     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1995, was mailed to shareholders on or about February xx, 1996. The Annual Report is available upon request, without charge, to anyone entitled to vote. If you did not receive an Annual Report, you may request one by writing to ___________________, 151 Farmington Avenue, Hartford, Connecticut, 06156-8962,
or by calling 1-800-xxx-xxxx.

     Shareholders of record on April 30, 1996, the record date, are entitled to be present and to vote at the meeting or any adjourned meeting. As of the record date, Aetna and its subsidiary, Aetna Insurance Company of America ("Aetna Insurance") were the record shareholders of ____ shares (___% of the outstanding shares) of the Aetna Ascent Variable Portfolio, _____ shares (__% of the outstanding shares) of the Aetna Crossroads Variable Portfolio, and _____ shares (__% of the outstanding shares) of the Aetna Legacy Variable Portfolio. These shares were owned by Aetna and Aetna Insurance as depositors for their respective variable annuity contracts or variable life insurance policies (the "Contracts") issued to you or to a group of which you are a part. Under the terms of the Contracts you have the right to instruct Aetna how to vote the shares related to your interest through your Contract. This Statement is used to solicit instructions for voting shares as well as for soliciting proxies from individual shareholders in the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders will be described as voting for purposes of this Statement.

     The shares of each portfolio held by Aetna and Aetna Insurance are held on behalf of the following Separate Accounts which hold assets for the
Contracts:

Aetna Ascent Variable Porfolio


Aetna Variable Annuity Account B -        ___________________ shares (_____%)
Aetna Variable Annuity Account C -        ___________________ shares (_____%)
Aetna Variable Annuity Account D -        ___________________ shares (_____%)
Aetna Variable Life Account B -           ___________________ shares (_____%)
Aetna Insurance Variable
Annuity Account I -                       ___________________ shares (_____%)

Aetna Crossroads Variable Porfolio

Aetna Variable Annuity Account B -        ___________________ shares (_____%)
Aetna Variable Annuity Account C -        ___________________ shares (_____%)
Aetna Variable Annuity Account D -        ___________________ shares (_____%)
Aetna Variable Life Account B -           ___________________ shares (_____%)
Aetna Insurance Variable
Annuity Account I -                       ___________________ shares (_____%)

Aetna Legacy Variable Porfolio

Aetna Variable Annuity Account B -        ___________________ shares (_____%)
Aetna Variable Annuity Account C -        ___________________ shares (_____%)
Aetna Variable Annuity Account D -        ___________________ shares (_____%)
Aetna Variable Life Account B -           ___________________ shares (_____%)
Aetna Insurance Variable
Annuity Account I -                       ___________________ shares (_____%)

     Aetna and Aetna Insurance will vote the shares in the Generation Portfolios held in their names as directed. The group Contract holder of some group Contracts has the right to direct the vote for all shares under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. If Aetna does not receive voting instructions for all of the shares held under Contracts, Aetna and Aetna Insurance will vote all the shares in all the listed Accounts, except Account D, for, against or abstaining, in the same proportions as the shares for which they have received instructions. Aetna will only vote shares of the Generation Portfolios held through Aetna's Variable Annuity Account D for which it receives instructions and will not vote shares for which no instructions are received.

     All shares voted at the meeting will be counted as present at the meeting whether they vote for, against or abstain on the Proposals. More than 50% of the total outstanding shares of the Fund must be present at the meeting to have a quorum to conduct business. Proposal 2 (Approval of a Subadvisory Agreement) and Proposal 3 (Approval of Investment Advisory Agreement) require the vote of a "majority of the outstanding voting securities" of each Portfolio to be approved. The remaining proposals can be approved by the vote of a simple majority of Fund shares present at the meeting. A "majority of the outstanding voting securities" of a Portfolio means 67% of the shares of the Portfolio present at the meeting, assuming a majority of the shares are present; or, more than 50% of all the outstanding voting securities of the Portfolio, if less. A vote to abstain is effectively a negative vote since the proposals require an affirmative vote to be approved.

     In the event that a quorum of shareholders is not represented at the meeting, the meeting may be adjourned until a quorum exists, or, even if a quorum is represented, the meeting may be adjourned until sufficient votes to approve any of the proposals are received. The persons named as proxies may propose and vote for one or more adjournments of the meeting. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 6 months after the date of this Statement). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote shares in favor of an adjournment at their discretion whether instructions for those shares are to vote for, against or to abstain from voting on any of the proposals to be considered at the meeting.

     The number of shares that you may vote are shown on the authorization card accompanying this Statement. The number of shares which you are entitled to vote is calculated according to the formula described in your Contract. Votes may be revoked by written notice to Aetna prior to the meeting or by attending the meeting in person and indicating that you want to vote your shares.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon any other matters that are raised at the meeting or any adjournments. Additional matters would only include matters that were not expected at the date of this Statement.


                           MATTERS TO BE ACTED UPON

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

The persons listed in the table below are nominated to serve as Directors of the Fund until their successors are elected and qualified. The Nominees consent to being named in this proposal. The Nominees currently serve as Directors and will continue to serve if reelected by the shareholders. Once elected, the Directors continue to serve indefinitely.

                                    Principal Occupation,                                        Shares of the
                                    Employment or Public                         First               Fund
Name, Age and Position              Directorships                                Became a         Beneficially
with the Fund                       during last five years                       Director            Owned
Morton Ehrlich                      Chairman and Chief Executive                  1994
61 years of age                     Officer, Integrated Management
Director                            Corp. and Universal Research
                                    Technologies (since January
                                    1992); President, LIFECO Travel
                                    Services Corp. (from October
                                    1988 to December 1991).


Maria T. Fighetti                   Attorney, New York City                       1994
52 years of age                     Department of Mental Health
Director                            (since 1973).


David L. Grove                      Private Investor, Economic/                   1994
77 years of age                     Financial Consultant
Director                            (since December 1988).


Timothy A. Holt*                    Senior Vice President and Chief               1996
43 years of age                     Financial Officer, Aetna (since
Director                            February 1996); Vice President,
                                    Portfolio Management Group,
                                    Aetna Life Insurance Company
                                    (since ___);     Vice President,
                                    Portfolio Management Group,
                                    The Aetna Casualty and Surety
                                    Company (since _____).


Daniel P. Kearney*                  Director and President of Aetna               1994
56 years of age                     Executive Vice President of
Director                            Aetna Life and Casualty Company.


Sidney Koch                         Senior Adviser, Hambro                        1994
60 years of age                     America, Inc. (since January
Director                            1993); Senior Adviser, Daiwa

                                       4

                                    Securities America, Inc.
                                    (from 1991 to January 1993)
                                    Executive Vice President,
                                    Daiwa Securities America,
                                    Inc. (from 1986 to January
                                    1991).


Shaun P. Mathews*                   Vice President and Director of                1994
40 years of age                     Aetna (since March 1991);
Director and                        Assistant Vice President,
President                           Pension Operations (from
                                    July 1989 to March 1991);
                                    Assistant Vice President,
                                    Corporate Planning, Aetna
                                    Life and Casualty Company
                                    (from April 1988 to June
                                    1989).


Corine T. Norgaard**                Dean, School of Management,                   1994
58 years of age                     State University at New York
Director                            (Binghamton) (since August
                                    1991); Professor, accounting,
                                    University of Connecticut
                                    (from September 1969 to June
                                    1993); Director, The Advest
                                    Group, Inc. (holding company
                                    for brokerage firm) (since
                                    August 1983).


Richard G. Scheide                  Private banking consultant                    1994
66 years of age                     (since July 1992); Consultant,
Director                            Fleet Bank (from July 1991 to
                                    July 1992); Executive Vice
                                    President and Manager, Trust
                                    and Private Banking, Bank of
                                    New England, N.A. and Bank of
                                    New England Company (from June
                                    1976 to July     1991).

* Interested persons as defined by the Investment Company Act of 1940 ("1940 Act") and the related rules of the Securities and Exchange Commission ("Commission").

** Dr. Norgard is a director of a holding company that has as a subsidiary a broker-dealer that sells contracts for Aetna. The Fund is offered as an investment option under the Contracts. Her position as a director of the holding company may cause her to be an "interested person" for purposes of the 1940 Act.

     The business address of each Nominee is 151 Farmington Avenue, Hartford, Connecticut 06156. The Fund held four meetings during 1995 all of which were in person. Mr. Kearney was unable to attend any of the board meetings in 1995. All other Directors attended all meetings.

     Each Nominee is currently a director or trustee of each of the following management investment companies managed by Aetna: Aetna Series Fund, Inc., Aetna Income Shares; Aetna Variable Encore Fund; Aetna Investment Advisers Fund, Inc.; Aetna Variable Fund; and Aetna GET Fund (collectively with the Fund, the "Fund Complex").

     As of April 30, 1996, Directors and officers of the Fund beneficially owned less than 1% of each Portfolio's outstanding shares.


Remuneration of Officers and Directors

     None of the Fund's officers nor any Aetna employee Directors are entitled to any compensation from the Fund. During 1995, the following Directors earned the following for their services as Directors to the Fund and the Fund
Complex:

                                     Aggregate             Total Compensation
                                    Compensation           From Fund Complex
                                     From Fund             Paid to Directors

Morton Ehrlich                        $ 1,324                   $46,000
Maria T. Fighetti                     $ 1,324                   $46,000
David L. Grove*                       $ 1,324                   $46,500
Sidney Koch                           $ 1,324                   $47,000
Corine T. Norgaard                    $ 1,344                   $51,000
Richard G. Scheide                    $ 1,324                   $46,500
                                      -------                 ----------
         Total                        $ 7,964                  $283,000

* Mr. Grove elected to defer all compensation.

Committees

     The Directors have standing Audit, Contract Review and Pricing Committees. The Contract Review and Audit Committees include all the Directors who are not employees of Aetna. Dr. Norgaard is the Chairperson of the Audit Committee and Mr. Koch is the Chairperson of the Contract Review Committee. The Audit Committee reviews the relationship between the Fund and its independent public accountants. The Contract Review Committee reviews the Fund's investment advisory, subadvisory and administrative services contracts at least annually in connection with considering the continuation of those contracts. That Committee also meets any time there is a proposal to amend any of those agreements. The Fund's Pricing Committee consists of Mr. Mathews (Chairperson), Mr. Koch, Dr. Norgaard, and Mr. Scheide. The Pricing Committee is responsible for acting upon and approving the Fund's net asset value at times of market disruption or in any situation where the range of possible valuations of individual securities could cause the net asset value of the Fund's shares to vary by one cent or more per share. In 1995, the Audit Committee met two times, the Contract Review Committee met two times, and the Pricing Committee met once. All members of these committees attended all the committee meetings. The Board of Directors does not have a standing nominating committee for the Fund nor a standing compensation committee.

                                  PROPOSAL 2

                      APPROVAL OF A SUBADVISORY AGREEMENT

     The Directors have unanimously approved, and recommend that the shareholders of each Portfolio approve, a subadvisory agreement for each Portfolio (the "Subadvisory Agreement"), by and among Aetna, the Fund, on behalf of each Portfolio, and Aetna's affiliate, Aeltus Investment Management, Inc. ("Aeltus"). The Subadvisory Agreements for each Portfolio are identical in all material respects, and a copy of the form of Subadvisory Agreement to be entered into separately by the Fund for each Portfolio is included with this Statement as Exhibit A.

Why is Aetna proposing a Subadvisory arrangement?

     As part of a strategic review of its investment operations, the Aetna organization performed an in-depth analysis of various organizational structures. It has concluded that it should combine its investment advisory businesses into a single stand-alone investment management subsidiary. From an operating perspective, this is intended primarily as a corporate restructuring. To accomplish this goal, Aetna would combine its investment management operations with those of Aetna's affiliate, Aeltus. The combined entity would be a separate corporate entity managing over $33 billion in assets and would operate under the name Aeltus. This type of business structure is used by a number of investment providers in today's marketplace and is consistent with maintaining a focused, well-qualified and fully integrated investment capability. Complementing the significant investments and enhancements Aetna has made to its advisory capabilities over the last two years, Aeltus would add more depth of personnel, different styles of investment management and additional research and quantitative modeling capability. Your Fund and each of its Portfolios would benefit from this larger investment advisory entity by such things as more efficient execution of securities transactions.

What is being proposed?

     To accomplish the combination, the investment personnel and staff of Aetna would be transferred to Aeltus. Aetna and each Portfolio would enter into a separate Subadvisory Agreement with Aeltus to provide investment management services to the Portfolio. Although Aeltus is already a part of the Aetna organization, the 1940 Act requires that the shareholders of each Portfolio approve the Subadvisory Agreement. Under the proposed Subadvisory Agreement, Aeltus would be responsible for deciding which securities to buy, which to sell and which to keep for each Portfolio. It would also be placing trades for those securities with third party broker-dealers and, to the extent directed by Aetna, would be handling the back office administrative functions related to those activities. It is expected that those activities would include determining the value of each Portfolio's net assets on a daily basis and preparing, and providing to Aetna, such other reports, data and information as Aetna or the Directors request from time to time. In connection with the management of each Portfolio's investments, Aeltus would be responsible for assuring that the assets acquired for the Portfolio are in compliance with the Portfolio's objectives and policies.

     Aetna would bear the ultimate responsibility for overseeing the investment advice provided to the Generation Portfolios. It would monitor Aeltus' activities to ensure that Aeltus is following regulatory and Board policies, restrictions and guidelines in managing each Portfolio's assets. Aetna would be responsible for reporting to the Directors on a regular basis and assuring that Aeltus maintains an adequate compliance program. The many years of experience Aetna has in managing assets for mutual funds and for its own portfolio will enable it to monitor Aeltus' activities to the advantage of the shareholders of the Generation Portfolios.

Who is Aeltus?

     Aeltus is a Connecticut corporation organized in 1972 under the name Aetna Capital Management, Inc. It currently has its principal offices at 242 Trumbull St., Hartford, Connecticut. Aeltus is a part of the Aetna organization, and currently is a wholly-owned subsidiary of Aetna Retirement Services, Inc. which is also the parent of Aetna. Aetna Retirement Services is an indirect, wholly-owned subsidiary of Aetna Life and Casualty Company, a financial services company with stock listed for trading on the New York Stock Exchange. John Y. Kim currently serves as the President, Chief Executive Officer and Chief Investment Officer of Aeltus. Aeltus is registered with the Commission as an investment adviser.


What are the material terms of the proposed Subadvisory Agreement between Aetna and Aeltus?

     The Subadvisory Agreement gives Aeltus broad latitude in selecting securities for each Portfolio subject to Aetna's oversight. The Agreement also allows Aeltus to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying Portfolio expenses, in setting the amount of commissions paid to a broker. The use of research and expense reimbursements in determining and paying commissions is referred to as "soft dollar" practices. Aeltus will only use soft dollars for services and expenses to the extent Aetna is authorized to do so under the Investment Advisory Agreement, but only as authorized by applicable law and the rules and regulations of the Commission.

     The Subadvisory Agreement requires Aeltus to reduce its fee if Aetna is required to do so under the Investment Advisory Agreement. Aetna has agreed to reduce its fee or reimburse each Portfolio if the expenses borne by the Portfolio would exceed the expense limitations of any jurisdiction in which the Portfolio's shares are qualified for sale. Aetna would not be obligated to reimburse the Portfolio for any expenses which exceed the amount of its advisory fee for that year. The Subadvisory Agreement obligates Aeltus to reduce its fee by 60% of the amount of Aetna's fee reduction.

     The Subadvisory Agreement provides that, if approved, it will be effective August 1, 1996, or, if the meeting is adjourned, on the first day of the next month following the date on which the Subadvisory Agreement is approved by shareholders, and will continue until December 31, 1997 and thereafter from year to year if approved by the Directors, including a majority of the Independent Directors. The Subadvisory Agreement will terminate automatically if the Investment Advisory Agreement terminates or if there is a change in control of Aeltus. The Subadvisory Agreement for any Portfolio can be terminated by Aeltus, Aetna or the Portfolio on 60 days' notice. If the Subadvisory Agreement for any Portfolio terminates, the Portfolio's investment adviser would automatically assume all management functions for the Portfolio. The Subadviser can be held liable to the Adviser and the Generation Portfolios for negligence, bad faith, willful malfeasance or reckless disregard of its obligations or duties under the Subadvisory Agreement.

What will the Subadvisory Agreement cost each Portfolio?

     The Subadvisory Agreement for each Portfolio provides that Aetna will pay Aeltus a fee at an annual rate up to 0.35% of the average daily net assets of the Portfolio. Aetna believes this compensation is fair and reasonable for the services being provided by Aeltus. This fee is not charged back to, or paid by, the Portfolio; it is paid by Aetna out of its own resources, including fees and charges it receives from or in connection with the Fund.

What is the Board of Directors recommendation?

     The Board of Directors unanimously recommends voting FOR approval of the Subadvisory Agreement for each Portfolio.

What   factors  did  the  Board  of   Directors   consider  in  reaching   its
recommendation?

     The Directors considered the proposed Subadvisory Agreement for each Portfolio at meetings held on December 12, 1995, and February 28, 1996. Moreover, the Contract Review Committee of the Board of Directors, consisting solely of the Directors who are not employees of Aetna, considered the Subadvisory Agreement at meetings held on December 11, 1995, February 6, 1996, and February 27, 1996. At all such meetings, the Directors were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

     The Directors' recommendation was based on their conclusion that approval of the Subadvisory Agreement for each Portfolio would mean that the shareholders of each Portfolio would receive the benefits of the talents of both Aetna and Aeltus working for the Portfolio.

What happens if the Subadvisory Agreement is not approved?

     If the Subadvisory Agreement is not approved by the shareholders of a Portfolio, Aetna would continue as investment adviser to that Portfolio and would retain access to all of its current investment advisory capabilities.


                                  PROPOSAL 3

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

     The Directors have unanimously approved a new Investment Advisory Agreement for each Portfolio (the "Advisory Agreement"), by and between the Fund, on behalf of each Portfolio, and Aetna as its investment adviser and recommend that you vote FOR this Proposal.

What is being proposed?

     As part of its comprehensive, strategic review of its investment management operations and products, during the past several years, Aetna has been reviewing its various agreements and arrangements for providing services to, and managing, the funds it advises. Based on this review, Aetna proposed and the Directors approved a new Administrative Services Agreement for each Portfolio which, as discussed below, will be effective May 1, 1996, and it has proposed a restructuring of its investment advisory operations as described in Proposal 2. The new Administrative Services Agreement will limit the fees for other expenses of the Fund to a maximum of 0.15%, which is significantly less than the fees charged for the year ended December 31, 1995, as described below. Aetna is also proposing to enter into a new Investment Advisory Agreement with each Portfolio of the Fund providing an increase in the annual fee from 0.50% to 0.60% of average daily net assets as more fully discussed below. The Directors of the Fund are unanimously recommending approval of the new Investment Advisory Agreement for the reasons identified below.

What are the primary differences between the existing Investment Advisory Agreement and the proposed Investment Advisory Agreement?

    The proposed Advisory Agreement for each Portfolio has been updated in several respects. The language has been simplified where possible; the liability provisions make it clear that Aetna is liable to the Portfolio for Aetna's negligence; it provides a new fee schedule for Aetna; and it expands Aetna's ability to use brokerage commissions to pay Portfolio expenses to the extent allowed by current law. The proposed Advisory Agreements for each Portfolio are identical in all material respects and a copy of the form of proposed Advisory Agreement to be entered into by the Fund for each Portfolio is included with this Statement as Exhibit B. The existing investment advisory agreements are included as Exhibit C.

     Under both the existing and proposed investment advisory agreements, Aetna is obligated to manage and oversee each Portfolio's day to day operations and to manage its investment portfolio, whether directly or as discussed in Proposal 2 under a Subadvisory Agreement with Aeltus.

What are the other significant provisions of the Advisory Agreement?

     The Advisory Agreement gives Aetna broad latitude in selecting securities for the Fund subject to the Directors' oversight. Under the Agreement, Aetna may delegate to a subadviser its functions in managing each Portfolio's investment portfolio, subject to Aetna's oversight. See Proposal 2. The Advisory Agreement allows Aetna to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research, providing equipment to the Portfolio, or paying Portfolio expenses, in setting the amount of commissions paid to a broker. Aetna will only use these commissions for services and expenses to the extent authorized by applicable law and the rules and regulations of the Commission.

     Under the Advisory Agreement for each Portfolio, Aetna has agreed to reduce its fee or reimburse the Portfolio, if the expenses borne by the Portfolio would exceed the expense limitations of any jurisdiction in which the Portfolio's shares are qualified for sale. Aetna would not be obligated to reimburse the Portfolio for any expenses which exceed the amount of its advisory fee for that year. The Advisory Agreement also provides that Aetna would be responsible for all of its own costs including costs of Aetna personnel required to carry out its investment advisory duties.

     The Advisory Agreement provides that if approved it will be effective August 1, 1996, or, if the meeting is adjourned, on the first day of the next month following the date on which the Advisory Agreement is approved by shareholders, and will continue until December 31, 1997 and thereafter from year to year if approved by the Directors, including a majority of the Independent Directors. The Advisory Agreement will terminate automatically if there is a change in control of Aetna. It can be terminated by the Directors, the shareholders of a Portfolio or Aetna on 60 days' notice.

     All of these provisions are the same as in the existing investment advisory agreements for each Portfolio, which have been in effect since June 1995 when they were initially approved by shareholders.

Who is Aetna?

     Aetna is a Connecticut corporation, licensed as an insurance company in all 50 states. Through its predecessors, Aetna has been offering variable products and annuities to the public since the 1950's. It currently manages approximately $22 billion in assets. Aetna is a wholly-owned subsidiary of Aetna Retirement Services, Inc., which, in turn, is a wholly-owned indirect subsidiary of Aetna Life and Casualty Company. Aetna is registered with the Commission as an investment adviser and a broker-dealer. Aetna serves as the underwriter for the Fund's shares. The principal offices of Aetna, Aetna Retirement Services, Inc., and Aetna Life and Casualty Company are located at 151 Farmington Avenue, Hartford, Connecticut, 06156-8962.

Why has Aetna proposed a change in its fee schedule?

     Aetna has entered into two contracts with respect to each Portfolio: (i) an Advisory Agreement and (ii) an Administrative Services Agreement. As outlined below, the Board of Directors is recommending changes to the Advisory Agreement, including a fee increase, and in conjunction with this recommendation has changed the Administrative Services Agreement to a fixed fee contract at a lower annual rate than that paid by each Portfolio in 1995. The net impact of these changes lowers the total fees paid by each Portfolio.

     The advisory fee currently paid to Aetna under the existing investment advisory agreement is determined at an annual rate of 0.50% of average daily net assets. This fee was originally set in 1994. During 1995, Aetna received $44,673, $44,352, and $43,540 for its services in managing the Aetna Ascent, the Aetna Crossroads, and the Aetna Legacy Variable Portfolios, respectively, which had assets as of December 31, 1995 of approximately $18.8 million, $18.8 million, and $18.2 million, respectively.

     In operating your Generation Portfolios since 1994, we have determined that the cost and complexity of managing the multiple asset class portfolio are greater than we anticipated. At the same time, the financial markets have become increasingly complex and the need for high quality personnel, research and equipment has increased proportionately. With the recent growth in the mutual fund industry, such resources have become more expensive and harder to retain.

     Further, during the past two years, Aetna has: (i) hired a number of highly-qualified and experienced investment professionals, attracting them in part by replacing its existing compensation structure with a competitive compensation program designed to attract and retain such personnel; (ii) instituted the use of quantitative research and analytical tools and techniques to augment its traditional stock selection processes for the purpose of improving performance of the portfolios it manages, including those of the Generation Portfolios; and (iii) upgraded its information and reporting systems to increase the volume of data gathered, the speed at which such data are collected, and its ability to analyze and report on such data.

     Aetna believes that these trends in the financial markets will continue; therefore, the proposed advisory fees are critical to retaining the resources it has added and are necessary for Aetna to continue providing high quality management to the Generation Portfolios in an increasingly competitive and dynamic environment whether through Aetna directly or through Aeltus as discussed in Proposal 2. Aetna believes enhancements are integral to its goal of improving performance and reducing volatility for the investment portfolios that it manages, including those of the Generation Portfolios, and for these Portfolios to remain competitive in their respective markets.

     Aetna believes that the proposed advisory fee at an annual rate of 0.60% of each Portfolio's average daily net assets is competitive with fees charged by comparable advisers for managing similar funds. The Portfolio's fees were compared specifically to those of flexible portfolios which involve management of fewer asset classes than the Portfolio. If the new Advisory Agreement had been in effect for 1995, the Aetna Ascent, Aetna Crossroads, and Aetna Legacy Variable Portfolios would have paid advisory fees of $52,888, $52,578, and $51,618, respectively, which represents a 20% increase.

What are the changes to the Administrative Services Agreement?

     Under an Administrative Services Agreement with each Portfolio, effective through April 1996, each Portfolio reimburses Aetna for its administrative costs in managing the Portfolio. The Administrative Services Agreement provides for the reimbursement of a share of Aetna's overhead related to managing the Portfolio. In addition, each Portfolio has been paying its ordinary recurring expenses such as legal fees, Directors' fees, custodial fees and insurance premiums. Under these agreements, in 1995, Aetna Ascent, Aetna Crossroads, and Aetna Legacy Variable Portfolios paid a total of $96,041, $96,466, and $96,465, respectively (equal to an annual rate of 1.09%, 1.10%, and 1.12%, respectively, of average daily net assets) to Aetna for reimbursements of its costs in performing administrative services and for the Portfolios' other ordinary recurring expenses.

     As mentioned above, the Directors approved a change to the Administrative Services Agreement with each Portfolio that would fix these charges so they would no longer vary. This arrangement was adopted so that each Portfolio would be able to fix the amount of its costs and expenses. The new Administrative Services Agreement with each Portfolio provides for a fixed fee at an annual rate of 0.15% of average daily net assets. This new rate represents a reduction in cost to each Portfolio at current asset levels.

     The following tables and examples summarize the effect of the proposed advisory fee on each Portfolio's expenses.

                            COMPARATIVE FEE TABLES

Aetna Ascent Variable Portfolio
Annual Fund Operating Expenses (as a                          Fees as of           Proposed Fee
percentage of average daily net assets)                       5/1/96**             for 8/1/96
Management Fee                                                 0.50%               0.60%

Administrative Costs and other Expenses                        0.15%               0.15%

Total Fund Operating Expenses                                  0.65%               0.75%

Aetna Crossroads Variable Portfolio
Annual Fund Operating Expenses (as a                          Fees as of           Proposed Fee
percentage of average daily net assets)                       5/1/96**             for 8/1/96
Management Fee                                                 0.50%               0.60%

Administrative Costs and other Expenses                        0.15%               0.15%

Total Fund Operating Expenses                                  0.65%               0.75%

Aetna Legacy Variable Portfolio
Annual Fund Operating Expenses (as a                          Fees as of           Proposed Fee
percentage of average daily net assets)                       5/1/96**             for 8/1/96
Management Fee                                                 0.50%               0.60%

Administrative Costs and other Expenses                        0.15%               0.15%

Total Fund Operating Expenses                                  0.65%               0.75%

**  The administrative fee was changed by the Board of Directors effective May 1, 1996.

Examples:

The following charts show the expenses that you would pay on a $1,000 investment under the existing and proposed fees and expenses described above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

Aetna Ascent Variable Portfolio
                                            1 year            3 years           5 years         10 years
Fees and Expenses as of 5/1/96              $7                $21               $36              $81

Proposed Fees and Expenses                  $8                $24               $42              $93

Aetna Crossroads Variable Portfolio

                                            1 year            3 years           5 years         10 years
Fees and Expenses as of 5/1/96              $7                $21               $36              $81

Proposed Fees and Expenses                  $8                $24               $42              $93

Aetna Legacy Variable Portfolio

                                            1 year            3 years           5 years         10 years
Fees and Expenses as of 5/1/96              $7                $21               $36              $81

Proposed Fees and Expenses                  $8                $24               $42              $93

     The purpose of the above tables and examples is to assist shareholders in understanding the effects of the proposed fee on the fees and expenses charged to each Portfolio. The Generation Portfolios are only available through a variable annuity contract or variable life policy. The above tables and examples do not reflect separate account and other charges and expenses, including sales loads, for these Contracts. The examples above should not be considered a representation of past or future expenses or returns of any Portfolio. Actual expenses and returns may vary from year to year and may be higher or lower than those shown above.

What is the change in the use of brokerage commissions for the Generation Portfolios?

     The existing agreement allows the investment adviser to take into consideration research and related services provided by a broker to the adviser in paying commissions to a broker for the portfolio transactions of the Generation Portfolios. The Directors recommend that the investment adviser also should be allowed to take into consideration Portfolio expenses actually paid by the broker on behalf of the Portfolio where it is allowed by current law. The investment adviser of the Portfolio is required to place trades for the Portfolio's securities with brokers who provide "best execution." This does not always mean the lowest commission if the broker provides research or other related services to the adviser. Recent developments have indicated that the Commission will also allow an adviser to place trades with a broker, and to take into consideration in the commissions, actual expenses paid by the broker for the Portfolio. This can only be done in compliance with certain reporting rules and only with respect to expenses that directly benefit the Portfolio paying the commissions. The proposed Advisory Agreement for each Portfolio would allow such transactions subject to applicable laws.

What is the Board of Directors recommendation?

     The Board of Directors unanimously recommends voting FOR approval of the Advisory Agreement for each Portfolio.

What   factors  did  the  Board  of   Directors   consider  in  reaching   its
recommendation?

     The Directors considered the proposed Advisory Agreement for each Portfolio at meetings held on December 12, 1995, and February 28, 1996. The Contract Review Committee of the Board of Directors, consisting solely of Directors who are not employees of Aetna, considered the Advisory Agreement at meetings held on December 11, 1995, February 6, 1996 and February 27, 1996. At all such meetings, the Independent Directors were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

     The Directors' approval of the new Advisory Agreement for each Portfolio with an increased fee was based on the following factors, all of which they considered material and which are listed in the order of their importance, with the most important factor listed first:

          1. The new fee will provide Aetna with the essential financial resources it needs to compete effectively in the increasingly complex and competitive financial markets.

          2. The Directors believe that Aetna should receive a fair, competitive fee in order to provide it with adequate resources to produce and provide competitive, high quality services on behalf of the Generation Portfolios.

          3. The new fee would compensate Aetna for costly enhancements it is currently maintaining and which have been made over the past two years with regard to investment, administrative, operational and shareholder services. These enhancements include: (i) the hiring of a number of highly qualified and experienced investment professionals, (ii) replacing its former compensation system with a more competitive system designed to attract and retain such highly qualified personnel, (iii) instituting the use of quantitative research and analytical tools and techniques, and
              (iv) upgrading its information and reporting systems.

          4.  The new fee would  reflect the  benefits to be derived  from the
              combination  of  Aetna's  and  Aeltus'   investment   management
              capabilities.

     In the course of its deliberations, the Directors asked for and received extensive data concerning, among other things, (i) the nature, quality and scope of services that Aeltus, after combining with Aetna, would provide, (ii) Aetna's profitability, (iii) Aetna's financial condition, (iv) the expense ratios of each Portfolio both before and after the proposed fee increase and as compared with other comparable variable funds, and (v) the level of Aetna's current fee in general and as compared to other comparable variable funds.

What would happen if the Advisory Agreement is not approved?

     If the Advisory Agreement is not approved by a Portfolio's shareholders, the existing agreement will continue in effect with respect to that Portfolio. Although Aetna expects that it would proceed with the Subadvisory Agreement with Aeltus, (if it is approved) it would have fewer resources available, to manage your Generation Portfolios effectively in the future.


                            ADDITIONAL INFORMATION

Executive Officers of the Fund

     The principal executive officers of the Fund and his or her principal occupation are set forth below. The term of office of each executive officer of the Fund is until the next annual meeting of the Fund or until his or her successor shall have been duly elected and qualified.

   Name and                                          Position with the Fund
   Business Address                                  and other Principal Occupations
Shaun P. Mathews                                     President and Director of the Fund; See
151 Farmington Avenue                                description under "Election of
Hartford, Connecticut 06156                          Directors."

James C. Hamilton                                    Vice President and Treasurer of the Fund;
151 Farmington Avenue                                Chief Financial Officer, Aetna Investment
Services,
Hartford, Connecticut 06156                          Inc.; Vice President and Actuary, Aetna Life
                                                     Insurance Company.

Susan E. Bryant                                      Secretary of the Fund; Counsel to Aetna
151 Farmington Avenue
Hartford, Connecticut 06156

Directors and Principal Executive Officer of Aetna

     The name, business address and principal occupation of Aetna's principal executive officer and Directors are as follows:

   Name and
   Business Address                                  Principal Occupations
Christopher J. Burns                                 Director and Senior Vice President,
151 Farmington Avenue                                Sales and Service.
Hartford, Connecticut 06156

Laura R. Estes                                       Director and Senior Vice President,
151 Farmington Avenue                                Manage/Design Products and Service.
Hartford, Connecticut 06156

Timothy A. Holt                                      Director and Senior Vice President;
151 Farmington Avenue                                See description under "Election of
Hartford, Connecticut 06156                          Directors."

Gail P. Johnson                                      Director and Vice President,
151 Farmington Avenue                                Service and Retain Customers.
Hartford, Connecticut 06156

Daniel P. Kearney                                    Director, President and Principal
151 Farmington Avenue                                Executive Officer; See description
Hartford, Connecticut 06156                          under "Election of Directors."

John Y. Kim                                          Director and Senior Vice President,
151 Farmington Avenue                                Investment Management.
Hartford, Connecticut 06156

Shaun P. Mathews                                     Director and Vice President,
151 Farmington Avenue                                Intergrator; See description under
Hartford, Connecticut 06156                          "Election of Directors."

Glen Salow                                           Director and Vice President,
151 Farmington Avenue                                Information Technology.
Hartford, Connecticut 06156

Creed R. Terry                                       Director and Vice President,
151 Farmington Avenue                                Select and Manage Markets.
Hartford, Connecticut 06156

                                OTHER BUSINESS

     The management of the Fund knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                             SHAREHOLDER PROPOSALS

     The Articles of Incorporation and the By-Laws of the Fund provide that the Fund need not hold annual shareholder meetings, except in those years in which the election of Directors is required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 1996 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals which shareholders of the Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made.

     Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Fund or by submitting an authorization card bearing a later date.

                                             Susan E. Bryant
                                             Secretary

                                  APPENDIX I



                 AETNA GENERATION PORTFOLIO, INC. ("THE FUND")
                        AETNA ASCENT VARIABLE PORTFOLIO
             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE FUND

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of shareholders of the Fund's Aetna Ascent Variable Portfolio to be held at 9:00 a.m., Eastern Standard Time, on June 17, 1996, and at any adjournment thereof. THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR AUTHORIZATION CARDS.



1. Election of directors of the Fund

                              [ ]  FOR all nominees listed below
                                   (except as marked to the contrary below)

                              [ ]  WITHHOLD AUTHORITY to vote
                                   for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews   Corine T. Norgaard
Richard G. Scheide


2.  Approve the Subadvisory Agreement.   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3.  Approve the New Investment Advisory
    Agreement.                           [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

                              AUTHORIZATION CARD


This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this authorization card will be voted FOR the election of the nominees named in this authorization card and FOR approval of the other proposals.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.



       X_____________________________

       X_____________________________

       Dated:  ______________________

                                  APPENDIX II



                 AETNA GENERATION PORTFOLIO, INC. ("THE FUND")
                      AETNA CROSSROADS VARIABLE PORTFOLIO
             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE FUND

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of shareholders of the Fund's Aetna Crossroads Variable Portfolio to be held at 9:00 a.m., Eastern Standard Time, on June 17, 1996, and at any adjournment thereof. THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR AUTHORIZATION CARDS.



1. Election of directors of the Fund

                              [ ]  FOR all nominees listed below
                                   (except as marked to the contrary below)

                              [ ]  WITHHOLD AUTHORITY to vote
                                   for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews   Corine T. Norgaard
Richard G. Scheide


2.  Approve the Subadvisory Agreement.     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3.  Approve the New Investment Advisory
    Agreement.                             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

                              AUTHORIZATION CARD


This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this authorization card will be voted FOR the election of the nominees named in this authorization card and FOR approval of the other proposals.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.



       X_____________________________

       X_____________________________

       Dated:  ______________________

                                 APPENDIX III



                 AETNA GENERATION PORTFOLIO, INC. ("THE FUND")
                        AETNA LEGACY VARIABLE PORTFOLIO
             THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE FUND

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of shareholders of the Fund's Aetna Legacy Variable Portfolio to be held at 9:00 a.m., Eastern Standard Time, on June 17, 1996, and at any adjournment thereof. THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR AUTHORIZATION CARDS.



1. Election of directors of the Fund

                              [ ]  FOR all nominees listed below
                                   (except as marked to the contrary below)

                              [ ]  WITHHOLD AUTHORITY to vote
                                   for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Morton Ehrlich   Maria T. Fighetti   David L. Grove   Timothy A. Holt
Daniel P. Kearney   Sidney Koch   Shaun P. Mathews   Corine T. Norgaard
Richard G. Scheide


2.  Approve the Subadvisory Agreement.    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3.  Approve the New Investment Advisory
    Agreement.                            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

                              AUTHORIZATION CARD


This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this authorization card will be voted FOR the election of the nominees named in this authorization card and FOR approval of the other proposals.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.



       X_____________________________

       X_____________________________

       Dated:  ______________________

                                   EXHIBIT A

                             SUBADVISORY AGREEMENT


THIS AGREEMENT is made by and among Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (the "Adviser"), Aetna Generation Portfolios, Inc. Portfolio, a Maryland Corporation, (the "Fund"), on behalf of its Aetna ---------- Variable Portfolio and Aeltus Investment Management, Inc., a Connecticut corporation (the "Subadviser") as of the date set forth below.

                              W I T N E S S E T H

WHEREAS, the Fund is a Maryland corporation that is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment Fund, under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund has established the Aetna ---------- Variable Portfolio (the "Portfolio"); and

WHEREAS, both the Adviser and the Subadviser are registered with the Commission as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and both are in the business of acting as investment advisers; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Fund, on behalf of the Portfolio, (the "Investment Advisory Agreement") which appoints the Adviser as the investment adviser for the Portfolio; and

WHEREAS, Article IV of the Investment Advisory Agreement authorizes the Adviser to delegate all or a portion of its obligations under the Investment Advisory Agreement to a subadviser;

NOW THEREFORE, the parties agree as follows:


I. APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions set forth herein, the Adviser and the Fund, on behalf of the Portfolio, hereby appoint the Subadviser to manage the assets of the Portfolio as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"). The Subadviser hereby accepts such appointment and agrees that it shall, for all purposes herein, undertake such obligations as an independent contractor and not as an agent of the Adviser. The Subadviser agrees, that except as required to carry out its duties under this Agreement or otherwise expressly authorized, it has no authority to act for or represent the Portfolio in any way.

II. DUTIES OF THE SUBADVISER AND THE ADVISER

    A.   Duties of the Subadviser

    The Subadviser shall regularly provide investment advice with respect to the assets held by the Portfolio and shall continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Portfolio. In carrying out these duties, the Subadviser shall:

         1. select the securities to be purchased, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio, place trades for all such securities and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board;

         2. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Adviser and, at the request of the Adviser or the Portfolio, to the Board;

         3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Portfolio, securities held by or under consideration for the Portfolio, or the issuers of those securities;

         4. provide economic research and securities analyses as requested by the Adviser from time to time, or as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder; and

         5. provide such financial support, administrative and other services, such as preparation of financial data, determination of the Portfolio's net asset value, preparation of financial and performance reports, as the Adviser from time to time, deems necessary and appropriate and which the Subadviser is willing and able to provide.

    B.   Duties of the Adviser

    The Adviser shall retain responsibility for oversight of all activities of the Subadviser and for monitoring its activities on behalf of the Portfolio. In carrying out its obligations under this Agreement and the Investment Advisory Agreement, the Adviser shall:

         1. monitor the investment program maintained by the Subadviser for the Portfolio and the Subadviser's compliance program to ensure that the Portfolio's assets are invested in compliance with the Subadvisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Portfolio, as filed with the Commission under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement");

         2. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

         3. file all periodic reports required to be filed by the Portfolio with the applicable regulatory authorities;

         4. review and deliver to the Board all financial, performance and other reports prepared by the Subadviser under the provisions of this Agreement or as requested by the Adviser;

         5. establish and maintain regular communications with the Subadviser to share information it obtains concerning the effect of developments and data on the investment program maintained by the Subadviser;

         6. maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to the Portfolio;

         7. oversee all matters relating to (i) the offer and sale of shares of the Portfolio, including promotions, marketing materials, preparation of prospectuses, filings with the Commission and state securities regulators, and negotiations with broker-dealers; (ii) shareholder services, including, confirmations, correspondence and reporting to shareholders;
             (iii) all corporate matters on behalf of the Portfolio, including monitoring the corporate records of the Portfolio, maintaining contact with the Board, preparing for, organizing and attending meetings of the Board and the Portfolio's shareholders; (iv) preparation of proxies when required; and (v) any other matters not expressly delegated to the Subadviser by this Agreement.


III.  REPRESENTATIONS AND WARRANTIES

    A.   Representations and Warranties of the Subadviser

    The Subadviser hereby represents and warrants to the Adviser as follows:

            1. Due Incorporation and Organization. The Subadviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

            2. Registration. The Subadviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

            3. Regulatory Orders. The Subadviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Subadviser will notify the Adviser and the Portfolio immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

            4. Compliance. The Subadviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Portfolio follow these procedures.

            5. Authority. The Subadviser is authorized to enter into this Agreement and carry out the terms hereunder.

            6.    Best   Efforts.   The   Subadviser   at  all   times   shall
                  provide its best judgment and effort to the Portfolio in carrying out its obligations hereunder.

    B.   Representations and Warranties of the Adviser

    The Adviser hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Regulatory Orders. The Adviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Adviser will notify the Subadviser and the Portfolio immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

         4. Authority. The Adviser is authorized to enter into this Agreement and carry out the terms hereunder.

         5. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Portfolio in carrying out its obligations hereunder.

    C.   Representations and Warranties of the Portfolio and the Fund

    The Fund, on behalf of the Portfolio, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Fund has been duly incorporated as a Corporation under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

         2. Registration. The Fund is registered as an investment Fund with the Commission under the 1940 Act and shares of the Portfolio are registered or qualified for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations or qualifications, will be kept in effect during the term of this Agreement.


IV.  BROKER-DEALER RELATIONSHIPS

    A.   Portfolio Trades

    The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Portfolio giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received ("best execution").

    B.   Selection of Broker-Dealers

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser may also select brokers or dealers to effect transactions for the Portfolio who provide payment for expenses of the Portfolio. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Portfolio that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


V.  CONTROL BY THE BOARD OF TRUSTEES

Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser at the direction of the Adviser with respect to the Portfolio, shall at all times be subject to any directives of the Board.


VI. COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

    B. all policies and procedures of the Portfolio as adopted by the Board and as described in the Registration Statement;

    C. the provisions of the Articles of Incorporation of the Fund, as amended from time to time;

    D. the provisions of the bylaws of the Fund, as amended from time to time; and

    E.   any other applicable provisions of state or federal law.


VII.  COMPENSATION

    A.   Payment Schedule

    The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee of up to .35% of the average daily net assets in the Portfolio, payable monthly. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual Subadvisory fee of up to .35% applied to the daily net assets of the Portfolio. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

    B.   Reduction

    Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible, except as provided below. The Subadviser acknowledges that, pursuant to the Investment Advisory Agreement, the Adviser has agreed to reduce its fee or reimburse the Portfolio if the expenses borne by the Portfolio exceed the expense limitations applicable to the Portfolio imposed by the securities laws or regulations of any jurisdiction in which the Portfolio shares are qualified for sale. Accordingly, the Subadviser agrees that, if, for any fiscal year, the total of all ordinary business expenses of the Portfolio, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest, extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Portfolio are offered for sale (unless a waiver is obtained), the Subadviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but will not be required to reimburse the Portfolio for any ordinary business expenses which exceed the amount of its advisory fee for the fiscal year. The Subadviser shall contribute to the amount of such reduction by reimbursing the Adviser in proportion to the amounts which the Adviser and Subadviser would have been entitled to receive for such year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which elapsed prior to the effective date of this Agreement, but shall include the portion of the then current fiscal year has elapsed at the date of termination of this Agreement.


VIII.  ALLOCATION OF EXPENSES

The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio hereunder, including, but not limited to, office space, office equipment, telephone and postage costs. In the event the Subadviser incurs any expense that is the obligation of the Adviser as set out in this Agreement, the Adviser shall reimburse the Subadviser for such expense on presentation of a statement indicating the expenses incurred and the amount paid by the Subadviser.


IX.  NONEXCLUSIVITY

The services of the Subadviser with respect to the Portfolio are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Directors of the Subadviser may serve as officers or Directors of the Adviser or officers or Directors of the Portfolio; that officers or Directors of the Adviser or officers or Directors of the Portfolio may serve as officers or Directors of the Subadviser to the extent permitted by law; and that the officers and Directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.


X.  TERM

This Agreement shall become effective at the close of business on _________, 1996, and shall remain in force and effect through December 31, 1997, unless earlier terminated under the provisions of Article XI. Following the expiration of its initial term, the Agreement shall continue in force and effect for one year periods, provided such continuance is specifically approved at least annually:

    A. (1) by the Fund's Directors or (2) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Director of the Fund), by votes cast in person at a meeting specifically called for such purpose.


XI. TERMINATION

This Agreement may be terminated:

    A. at any time, without the payment of any penalty, by vote of the Fund's Directors or by vote of a majority of the outstanding voting securities of the Portfolio; or

    B. by the Adviser, Fund, on behalf of the Portfolio, or the Subadviser on sixty (60) days' written notice to the other party, unless written notice is waived by the party required to be notified; or

    C.   automatically   in  the  event  there  is  an  "assignment"  of  this
         Agreement, as defined in Section 2 (a) (4) of the 1940 Act.


XII. LIABILITY

    A.   Liability of the Subadviser

    The Subadviser shall be liable to the Portfolio and the Adviser and shall indemnify the Portfolio and the Adviser for any losses incurred by the Portfolio, or the Adviser whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Subadviser or its officers, Directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Subadviser of its duties under this Agreement, in connection with the services rendered by the Subadviser hereunder.

    B.   Liability of the Portfolio, the Shareholders and the Directors

    A copy of the Articles of Incorporation of the Fund is on file with the Department of Assessments and Taxation in the State of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of the Fund as Directors and not individually and that the obligations of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Portfolio. No provision of this Agreement shall be construed to protect any Director or officer of the Fund or Director or officer of the Adviser, from liability in violation of Section 17(h) and
    (i) of the 1940 Act.


XIII.  NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to the following addresses:

      if to the Fund, the Portfolio or the Adviser:

      151 Farmington Avenue, RE4C
      Hartford, Connecticut  06156
      Fax number: 860/273-8340
      Attn:  Secretary

      if to the Subadviser:

      242 Trumbull Street
      Hartford, Connecticut 06103-1205
      Fax number: 860/275-4440
      Attention:  President


XIV.  QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XV.  SERVICE MARK

The service mark of the Portfolio or Adviser, and the name "Aetna" have been adopted by the Portfolio with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty to withdraw this permission in the event the Subadviser or another subsidiary or affiliated corporation of Aetna Life and Casualty should not be the investment adviser of the Portfolio.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ______ day of ______________, 19__.


                                    Aetna Life Insurance and Annuity Company


                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________



                                    Aeltus Investment Management, Inc.


                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________


                                    Aetna Generation Portfolios, Inc.
                                    on behalf of its Portfolio
                                    Aetna ---------- Variable Portfolio

                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________

                                   EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT is made by and between AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (the "Adviser") and AETNA GENERATION PORTFOLIOS, INC., a Maryland corporation (the "Fund"), on behalf of its Aetna
- ------ Variable Portfolio (the "Portfolio"), as of the date set forth below the parties' signatures.

                             W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund has established the Portfolio; and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund, on behalf of the Portfolio, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Portfolio on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:


I. APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of Directors (the "Board"), the Fund, on behalf of the Portfolio, hereby appoints the Adviser to serve as the investment adviser to the Portfolio, to provide the investment advisory services set forth below in Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Portfolio and has no authority to act for or represent the Portfolio in any way.


II. DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

    A.   supervise all aspects of the operations of the Portfolio;

    B. select the securities to be purchased, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio, place trades for all such securities and regularly report thereon to the Board;

    C. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

    D. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Portfolio, securities held by or under consideration for the Portfolio, or the issuers of those securities;

    E. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

    F. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement;

    G. prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as the Adviser from time to time, deems necessary or as are requested by the Board; and

    H. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.


III. REPRESENTATIONS AND WARRANTIES

    A.   Representations and Warranties of the Adviser

    Adviser hereby represents and warrants to the Fund as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission ("the Commission") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Portfolio in carrying out its obligations hereunder.

    B.   Representations and Warranties of the Portfolio and the Fund,

    The Fund, on behalf of the Portfolio, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Fund has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its obligations hereunder.

         2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Portfolio are registered or qualified for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations or qualifications will be kept in effect during the term of this Agreement.


IV. DELEGATION OF RESPONSIBILITIES

    A. Appointment of Subadviser

    Subject to the approval of the Board and the shareholders of the Portfolio, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Portfolio.

    B. Duties of Subadviser

    Under a Subadvisory Agreement, the Subadviser may be delegated some or all of the following duties of the Adviser:

         1.   determine   which   securities   from  which  issuers  shall  be
              purchased, sold or exchanged by the Portfolio or otherwise represented in the Portfolio's investment portfolio, place trades for all such securities and regularly report thereon to the Board;

         2. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Board;

         3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Portfolio, securities held by or under consideration for the Portfolio, or the issuers of those securities;

         4.   provide economic research and securities analyses as the Adviser
              considers   necessary  or  advisable  in  connection   with  the
              Adviser's performance of its duties hereunder;

         5. give instructions to the custodian and/or sub-custodian of the Portfolio appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the Portfolio as required to carry out the investment activities of the Portfolio, in relation to the matters contemplated by this Agreement; and

         6. provide such financial support, administrative services and other duties as the Adviser deems necessary and appropriate.

    C. Duties of the Adviser

    In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Portfolio and the Subadviser's compliance program to ensure that the Portfolio's assets are invested in compliance with the Subadvisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Portfolio, as filed with the Commission under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement");

         2. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

         3. establish and maintain regular communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee all matters relating to the offer and sale of the Portfolio's shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolio for services to the Portfolio, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolio's operations.

V.  BROKER-DEALER RELATIONSHIPS

    A. Portfolio Trades

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received.

    B. Selection of Broker-Dealers

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may also select brokers or dealers to effect transactions for the Portfolio who provide payment for expenses of the Portfolio. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Portfolio that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI. CONTROL BY THE BOARD

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Portfolio pursuant thereto, shall at all times be subject to any directives of the Board.


VII. COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A. all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Fund's Articles of Incorporation, as amended;

    D. the provisions of the Bylaws of the Fund, as amended; and

    E. any other applicable provisions of state and federal law.


VIII. COMPENSATION

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund, on behalf of the Portfolio, shall pay to the Adviser an annual fee, payable monthly, equal to .60% of the average daily net assets of the Portfolio. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of
 .60% of the daily net assets of the Portfolio. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Portfolio acknowledges on behalf of the Portfolio that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Portfolio, the fees specified in the Subadvisory Agreement.


IX. EXPENSES

The expenses in connection with the management of the Portfolio shall be allocated between the Portfolio and the Adviser as follows:

    A. Expenses of the Adviser

    The Adviser shall pay:

         1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Portfolio, including without limitation, office space, office equipment, telephone and postage costs;

         2. all fees and expenses of all directors, officers and employees, if any, of the Fund who are employees of the Adviser or an affiliated entity, including any salaries and employment benefits payable to those persons;

    B. Expenses of the Portfolio

    The Portfolio shall pay:

         1.   investment advisory fees pursuant to this Agreement;

         2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Portfolio's investment portfolio or other investment transactions incurred in managing the Portfolio's assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. fees and expenses of the Portfolio's independent accountants and legal counsel and the independent Directors' legal counsel;

         4.   fees  and  expenses  of  any   administrator,   transfer  agent,
              custodian, dividend, accounting, pricing or disbursing agent of the Portfolio;

         5.   interest and taxes;

         6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

         7. insurance premiums on property or personnel (including officers and directors) of the Fund which benefit the Portfolio;

         8. all fees and expenses of the Company's directors, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

         9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Portfolio, except for those expenses paid by third parties in connection with the distribution of Portfolio shares and all costs and expenses of shareholders' meetings;

         10.  all   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Portfolio or in cash;

         11. costs and expenses of promoting the sale of shares in the Portfolio, including preparing prospectuses and reports to shareholders of the Portfolio, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Portfolio shares;

         12. fees payable by the Portfolio to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Portfolio in any state or territory of the United States or of the District of Columbia;

         13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations,
              (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

         14. any other ordinary, routine expenses incurred in the management of the Portfolio's assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Portfolio and any indemnification by the Fund of its officers, directors or agents.


X. EXPENSE LIMITATION

If, for any fiscal year, the total of all ordinary business expenses payable by the Portfolio, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Portfolio are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but the Adviser will not be required to reimburse the Portfolio for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly advisory fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.


XI. ADDITIONAL SERVICES

Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Portfolio that are not required by this Agreement. Such services will be performed on behalf of the Portfolio and the Adviser may receive from the Portfolio such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Portfolio and its shareholders. Payment or assumption by the Adviser of any Portfolio expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Portfolio nor obligate the Adviser to pay or assume any similar Portfolio expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Fund (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Fund and the Portfolio and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

(b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Portfolio; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Fund on the Portfolio at the request of the Board.


XII. NONEXCLUSIVITY

The services of the Adviser to the Portfolio are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII. TERM

This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Portfolio's shareholders, for a period of two years from the date hereof.


XIV. RENEWAL

Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A.   1. by the Board, or

         2. by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose.

XV. TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI. LIABILITY

The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.


XVII. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

    if to the Fund, the Portfolio or the Adviser:

    151 Farmington Avenue, RE4C
    Hartford, Connecticut  06156
    Fax number: 860/273-8340


XVIII. QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

XIX.     SERVICE MARK

The service mark of the Fund and the Portfolio and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Portfolio.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ___ day of _______________, 199__.



                                    AETNA LIFE INSURANCE AND ANNUITY  COMPANY



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________



                                    AETNA GENERATION PORTFOLIOS, INC.
                                    on behalf of its
                                    Aetna ------ Variable Portfolio



                                            By:_____________________________
Attest:____________________                 Name:___________________________
                                            Title:__________________________

                                 EXHIBIT C - 1

                         INVESTMENT ADVISORY AGREEMENT


    THIS AGREEMENT is made by and between AETNA GENERATION PORTFOLIOS, INC., a Maryland corporation (the "Company"), on behalf of its Aetna Ascent Variable Portfolio and AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut insurance corporation (the "Adviser"), as of the Date set forth below.

                                R E C I T A L

    WHEREAS, the Company is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser;

    WHEREAS, the Company has established the Aetna Ascent Variable Portfolio (the "Fund");

    WHEREAS, the Company, on behalf of the Fund, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I. APPOINTMENT AND OBLIGATIONS OF THE ADVISER

    The Adviser is hereby appointed to serve as the investment adviser to the Fund, to provide investment advisory services set forth below in Section II, subject to the terms of this Agreement and the policies and control of the Company's Board of Directors (the "Board"). The Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II. DUTIES OF THE ADVISER

    In carrying out the terms of this Agreement, the Adviser shall provide the following services:

    A.   supervise all aspects of the operations of the Fund;

    B. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers of the securities included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities that the Adviser considers desirable for inclusion in the Fund's portfolio;

    C. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Board;

    D. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board;

    E. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

    F. take, on behalf of the Fund, all actions which appear to the Company and the Fund necessary to carry into effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.


III. REPRESENTATIONS AND WARRANTIES

    A.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

    Adviser hereby represents and warrants to the Company as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

    B.   REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE COMPANY

    The Company, on behalf of the Fund, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Company has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its terms.

         2. Registration. The Company is registered as an investment company with the SEC under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV. DELEGATION OF RESPONSIBILITIES

    A.   APPOINTMENT OF SUBADVISER

         Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

    B.   DUTIES OF SUBADVISER

         Under a Subadvisory Agreement, the SubAdviser shall:

         1. provide the Adviser with such economic research and securities analysis as the Adviser may from time to time consider necessary or advisable in connection with the Adviser's performance of its duties hereunder;

         2. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities that the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

         3. determine which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board; and

         4. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board.

    C.   DUTIES OF THE ADVISER

         In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

         2. consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

         3. establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.


V.  BROKER-DEALER RELATIONSHIPS

    A.   PORTFOLIO TRADES

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

    B.   SELECTION OF BROKER-DEALERS

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI.   CONTROL BY THE BOARD OF DIRECTORS

    Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.


VII.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

    In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A.   all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Company's Articles of Incorporation, as amended;

    D.   the provisions of the By-Laws of the Company, as amended; and

    E.   any other applicable provisions of state and federal law.


VIII.  COMPENSATION

    For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Company, on behalf of the Fund, shall pay to the Adviser an annual fee, payable monthly, equal to .50% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Paragraph X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory
Agreement is in effect, the Company acknowledges on behalf of the Fund that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.  EXPENSES

    The expenses in connection with the management of the Fund shall be allocable between the Fund and the Adviser as follows:

    A.   EXPENSES OF THE ADVISER

    The  Adviser shall pay:

         1. The salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs; and

         2. Any fees and expenses of all directors of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits of officers of the Company who are affiliated persons of the Adviser for acting as officers of the Company.

    B.   EXPENSES OF THE FUND

    The  Fund shall pay:

         1.   Investment advisory fees pursuant to this Agreement;

         2. Brokers' commissions, issue and transfer taxes or other transaction fees chargeable in connection with securities or other investment transactions, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. Fees and expenses of the Fund's independent public accountants and outside legal counsel;

         4. Expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by any distributor of the Fund;

         5.   Interest and taxes;

         6. The fees and expenses of those of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser;

         7.   Shareholders' meeting expenses;

         8. Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses;

         9. Fees of dividend, accounting or pricing agents appointed by the Fund;

         10. Fees payable by the Company to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or of the District of Columbia;

         11. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

         12. Such nonrecurring or extraordinary expenses as may arise, including organizational expenses, litigation affecting the Fund and any indemnification by the Company of its officers, directors or agents with respect thereto;

         13. All other ordinary business expenses incurred in the operations of the Fund unless specifically provided otherwise in this paragraph IX;

         14. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations
              (including,   without   limitation,   telephone   and  personnel
              expenses);

         15.  All   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Fund or in cash; and

         16. Insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit.


X. EXPENSE LIMITATION

    If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly management fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

XI.   ADDITIONAL SERVICES

    Upon the request of the Board of Directors, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Fund and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Company or the Fund at the request of the Board.


XII. NON-EXCLUSIVITY

    The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII. TERM

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XIV. RENEWAL

    Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A. (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.


XV. TERMINATION

    This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI.  LIABILITY OF ADVISER AND INDEMNIFICATION

    A.   LIABILITY

         In the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement, the Adviser shall not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    B.   INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

XVII. NOTICES

    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser and that of the Company for this purpose shall be 151 Farmington Avenue, Hartford, Connecticut 06156.


XVIII. QUESTIONS OF INTERPRETATION

    This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX. SERVICE MARK

    The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 15th day of June, 1995.



                                          AETNA GENERATION
                                          PORTFOLIOS, INC.
                                          on behalf of its Aetna Ascent
Attest:                                   Variable Portfolio series

/s/Julie E. Rockmore                      By:  /s/Shaun P. Mathews
- ---------------------                     ---------------------------
                                             Name:  Shaun P. Mathews
                                             Title:  President



                                          AETNA LIFE INSURANCE AND
                                          ANNUITY COMPANY
Attest:
                                          By:  /s/James C. Hamilton
                                          ---------------------------
                                             Name:  James C. Hamilton
                                             Title: Vice President and
/s/Susan E. Schechter                                Treasurer
- ---------------------

                                EXHIBIT C - 2

                         INVESTMENT ADVISORY AGREEMENT


    THIS AGREEMENT is made by and between AETNA GENERATION PORTFOLIOS, INC., a Maryland corporation (the "Company"), on behalf of its Aetna Crossroads Variable Portfolio and AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut insurance corporation (the "Adviser"), as of the Date set forth below.

                                 R E C I T A L

    WHEREAS, the Company is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser;

    WHEREAS, the Company has established the Aetna Crossroads Variable Portfolio (the "Fund");

    WHEREAS, the Company, on behalf of the Fund, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

    The Adviser is hereby appointed to serve as the investment adviser to the Fund, to provide investment advisory services set forth below in Section II, subject to the terms of this Agreement and the policies and control of the Company's Board of Directors (the "Board"). The Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II. DUTIES OF THE ADVISER

    In carrying out the terms of this Agreement, the Adviser shall provide the following services:

    A.   supervise all aspects of the operations of the Fund;

    B. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers of the securities included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities that the Adviser considers desirable for inclusion in the Fund's portfolio;

    C. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Board;

    D. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board;

    E. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

    F. take, on behalf of the Fund, all actions which appear to the Company and the Fund necessary to carry into effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.


III.  REPRESENTATIONS AND WARRANTIES

    A.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

    Adviser hereby represents and warrants to the Company as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

    B.   REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE COMPANY

    The Company, on behalf of the Fund, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Company has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its terms.

         2. Registration. The Company is registered as an investment company with the SEC under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV. DELEGATION OF RESPONSIBILITIES

    A.   APPOINTMENT OF SUBADVISER

    Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

    B.   DUTIES OF SUBADVISER

    Under a Subadvisory Agreement, the SubAdviser shall:

         1. provide the Adviser with such economic research and securities analysis as the Adviser may from time to time consider necessary or advisable in connection with the Adviser's performance of its duties hereunder;

         2. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities that the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

         3. determine which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board; and

         4. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board.

    C.   DUTIES OF THE ADVISER

    In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

         2. consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

         3. establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.


V.  BROKER-DEALER RELATIONSHIPS

    A.   PORTFOLIO TRADES

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

    B.   SELECTION OF BROKER-DEALERS

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI. CONTROL BY THE BOARD OF DIRECTORS

    Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.


VII. COMPLIANCE WITH APPLICABLE REQUIREMENTS

    In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A.   all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Company's Articles of Incorporation, as amended;

    D.   the provisions of the By-Laws of the Company, as amended; and

    E.   any other applicable provisions of state and federal law.


VIII. COMPENSATION

    For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Company, on behalf of the Fund, shall pay to the Adviser an annual fee, payable monthly, equal to .50% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Paragraph X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory
Agreement is in effect, the Company acknowledges on behalf of the Fund that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.  EXPENSES

    The expenses in connection with the management of the Fund shall be allocable between the Fund and the Adviser as follows:

    A.   EXPENSES OF THE ADVISER

    The Adviser shall pay:

         1. The salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs; and

         2. Any fees and expenses of all directors of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits of officers of the Company who are affiliated persons of the Adviser for acting as officers of the Company.

    B.   EXPENSES OF THE FUND

    The Fund shall pay:

         1.   Investment advisory fees pursuant to this Agreement;

         2. Brokers' commissions, issue and transfer taxes or other transaction fees chargeable in connection with securities or other investment transactions, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. Fees and expenses of the Fund's independent public accountants and outside legal counsel;

         4. Expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by any distributor of the Fund;

         5.   Interest and taxes;

         6. The fees and expenses of those of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser;

         7.   Shareholders' meeting expenses;

         8. Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses;

         9. Fees of dividend, accounting or pricing agents appointed by the Fund;

         10. Fees payable by the Company to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or of the District of Columbia;

         11. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

         12. Such nonrecurring or extraordinary expenses as may arise, including organizational expenses, litigation affecting the Fund and any indemnification by the Company of its officers, directors or agents with respect thereto;

         13. All other ordinary business expenses incurred in the operations of the Fund unless specifically provided otherwise in this paragraph IX;

         14. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations
              (including,   without   limitation,   telephone   and  personnel
              expenses);

         15.  All   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Fund or in cash; and

         16. Insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit.


X. EXPENSE LIMITATION

    If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly management fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

XI. ADDITIONAL SERVICES

    Upon the request of the Board of Directors, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Fund and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Company or the Fund at the request of the Board.


XII. NON-EXCLUSIVITY

    The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII. TERM

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XIV.    RENEWAL

    Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A. (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.


XV. TERMINATION

    This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI. LIABILITY OF ADVISER AND INDEMNIFICATION

    A.   LIABILITY

    In the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement, the Adviser shall not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    B.   INDEMNIFICATION

    In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

XVII.  NOTICES

    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser and that of the Company for this purpose shall be 151 Farmington Avenue, Hartford, Connecticut 06156.


XVIII. QUESTIONS OF INTERPRETATION

    This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX. SERVICE MARK

    The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 15th day of June, 1995.



                                      AETNA GENERATION
                                      PORTFOLIOS, INC.
                                      on behalf of its Aetna Crossroads
                                      Variable Portfolio series
Attest:

                                      By:  /s/Shaun P. Mathews
/s/Julie E. Rockmore                       ----------------------
                                      Name:  Shaun P. Mathews
                                      Title:  President


                                      AETNA LIFE INSURANCE AND ANNUITY COMPANY
Attest:
                                      By:  /s/James C. Hamilton
/s/Susan E. Schechter                      ----------------------
                                      Name:  James C. Hamilton
                                      Title: Vice President and Treasurer

                                  EXHIBIT C-3

                         INVESTMENT ADVISORY AGREEMENT


    THIS AGREEMENT is made by and between AETNA GENERATION PORTFOLIOS, INC., a Maryland corporation (the "Company"), on behalf of its Aetna Legacy Variable Portfolio and AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut insurance corporation (the "Adviser"), as of the Date set forth below.

                                R E C I T A L

    WHEREAS, the Company is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser;

    WHEREAS, the Company has established the Aetna Legacy Variable Portfolio (the "Fund");

    WHEREAS, the Company, on behalf of the Fund, and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I.  APPOINTMENT AND OBLIGATIONS OF THE ADVISER

    The Adviser is hereby appointed to serve as the investment adviser to the Fund, to provide investment advisory services set forth below in Section II, subject to the terms of this Agreement and the policies and control of the Company's Board of Directors (the "Board"). The Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II. DUTIES OF THE ADVISER

    In carrying out the terms of this Agreement, the Adviser shall provide the following services:

    A.   supervise all aspects of the operations of the Fund;

    B. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers of the securities included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities that the Adviser considers desirable for inclusion in the Fund's portfolio;

    C. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Board;

    D. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board;

    E. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

    F. take, on behalf of the Fund, all actions which appear to the Company and the Fund necessary to carry into effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.


III. REPRESENTATIONS AND WARRANTIES

    A.   REPRESENTATIONS AND WARRANTIES OF THE ADVISER

    Adviser hereby represents and warrants to the Company as follows:

         1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

         3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

    B.   REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE COMPANY

              The Company, on behalf of the Fund, hereby represents and warrants to the Adviser as follows:

         1. Due Incorporation and Organization. The Company has been duly incorporated under the laws of the State of Maryland and it is authorized to enter into this Agreement and carry out its terms.

         2. Registration. The Company is registered as an investment company with the SEC under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV.  DELEGATION OF RESPONSIBILITIES

    A.   APPOINTMENT OF SUBADVISER

              Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

    B.   DUTIES OF SUBADVISER

              Under a Subadvisory Agreement, the SubAdviser shall:

         1. provide the Adviser with such economic research and securities analysis as the Adviser may from time to time consider necessary or advisable in connection with the Adviser's performance of its duties hereunder;

         2. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities that the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

         3. determine which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board; and

         4. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board.

    C.   DUTIES OF THE ADVISER

              In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

         1. monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

         2. consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

         3. establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

         4. oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.


V. BROKER-DEALER RELATIONSHIPS

    A.   PORTFOLIO TRADES

    The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

    B.   SELECTION OF BROKER-DEALERS

    In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI.  CONTROL BY THE BOARD OF DIRECTORS

    Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.


VII.  COMPLIANCE WITH APPLICABLE REQUIREMENTS

    In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

    A.   all applicable provisions of the 1940 Act;

    B. the provisions of the registration statement of the Company, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

    C. the provisions of the Company's Articles of Incorporation, as amended;

    D.   the provisions of the By-Laws of the Company, as amended; and

    E.   any other applicable provisions of state and federal law.


VIII.  COMPENSATION

    For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Company, on behalf of the Fund, shall pay to the Adviser an annual fee, payable monthly, equal to .25% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Paragraph X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory
Agreement is in effect, the Company acknowledges on behalf of the Fund that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.   EXPENSES

      The expenses in connection with the management of the Fund shall be allocable between the Fund and the Adviser as follows:

    A.   EXPENSES OF THE ADVISER

    The Adviser shall pay:

         1. The salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs; and

         2. Any fees and expenses of all directors of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits of officers of the Company who are affiliated persons of the Adviser for acting as officers of the Company.

    B.   EXPENSES OF THE FUND

    The Fund shall pay:

         1.   Investment advisory fees pursuant to this Agreement;

         2. Brokers' commissions, issue and transfer taxes or other transaction fees chargeable in connection with securities or other investment transactions, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

         3. Fees and expenses of the Fund's independent public accountants and outside legal counsel;

         4. Expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by any distributor of the Fund;

         5.   Interest and taxes;

         6. The fees and expenses of those of the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser;

         7.   Shareholders' meeting expenses;

         8. Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses;

         9. Fees of dividend, accounting or pricing agents appointed by the Fund;

         10. Fees payable by the Company to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or of the District of Columbia;

         11. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

         12. Such nonrecurring or extraordinary expenses as may arise, including organizational expenses, litigation affecting the Fund and any indemnification by the Company of its officers, directors or agents with respect thereto;

         13. All other ordinary business expenses incurred in the operations of the Fund unless specifically provided otherwise in this paragraph IX;

         14. All costs attributable to investor services, administering shareholder accounts and handling shareholder relations
              (including,   without   limitation,   telephone   and  personnel
              expenses);

         15.  All   expenses   incident  to  the  payment  of  any   dividend,
              distribution, withdrawal or redemption, whether in shares of the Fund or in cash; and

         16. Insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit.


X.  EXPENSE LIMITATION

    If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly management fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.


XI. ADDITIONAL SERVICES

    Upon the request of the Board of Directors, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Fund and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Company or the Fund at the request of the Board.


XII.  NON-EXCLUSIVITY

    The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XIII.  TERM

    This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.


XIV.  RENEWAL

    Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

    A. (1) by the Company's directors or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

    B. by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.


XV.  TERMINATION

    This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI.  LIABILITY OF ADVISER AND INDEMNIFICATION

    A.   LIABILITY

         In the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement, the Adviser shall not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    B.   INDEMNIFICATION

         In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Company, its officers, directors, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.


XVII.  NOTICES

    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser and that of the Company for this purpose shall be 151 Farmington Avenue, Hartford, Connecticut 06156.


XVIII. QUESTIONS OF INTERPRETATION

    This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX.  SERVICE MARK

    The service mark of the Company and the Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 15th day of June, 1995.



                                          AETNA GENERATION
                                          PORTFOLIOS, INC.
                                          on behalf of its Aetna Legacy
Attest:                                   Variable Portfolio series


                                          By:  /s/Shaun P. Mathews
/s/Julie E. Rockmore                          ------------------------
- ---------------------                        Name:  Shaun P. Mathews
                                             Title:  President



                                          AETNA LIFE INSURANCE AND
                                          ANNUITY COMPANY
Attest:
                                          By:  /s/James C. Hamilton
/s/Susan E. Schechter                         -------------------------
                                             Name:  James C. Hamilton
                                             Title:  Vice President and
                                                     Treasurer